UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2023, Capital Bancorp, Inc. (the “Company”), the bank holding company for Capital Bank, N.A. (the “Bank”), issued a press release (the "Press Release") announcing the appointment of Mary Ann Scully as a Director on the Company's Board of Directors (the "Board"), effective July 13, 2023, increasing the aggregate size of the Company's Board of Directors to eleven. Ms. Scully's appointment as Director is effective immediately and her term will expire at the Annual Meeting of the Stockholders in 2024, at which time, Ms. Scully will be elected to a Class of the Board as to make all classes as nearly equal in number as possible.

Additionally, on July 13, 2023, Ms. Scully was also appointed to the Bank's Board of Directors.

The Board has determined that Ms. Scully is an independent director under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market. Ms. Scully was also appointed to the Audit Committee of the Board. Ms. Scully will also participate in the Board’s standard non-employee director compensation arrangements, as described under “Compensation of Non-Employee Directors” in our definitive proxy statement filed with the SEC on April 4, 2023, which description is incorporated herein by reference, as such arrangements may be amended from time to time.

There are no transactions in which the Company is a party and in which Ms. Scully has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Scully and any other person pursuant to which she was selected as director.

Additional details may be found in the July 14, 2023 press release, attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated July 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

By: /s/ Jay Walker
Name: Jay Walker
Title: Chief Financial Officer
July 14, 2023

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